Exhibit 22

JOINT FILING AGREEMENT

THIS JOINT FILING AGREEMENT is entered into as of November 5, 2013, by and among the parties hereto.  The undersigned hereby agree that the Statement on Schedule 13D with respect to the common stock, par value $0.01 per share (the “Common Stock”), of Rouse Properties, Inc., a Delaware corporation, and any amendment thereafter signed by each of the undersigned shall be (unless otherwise determined by the undersigned) filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

Dated: November 5, 2013	BROOKFIELD ASSET MANAGEMENT INC.

	By:	/s/ Aleks Novakovic
Name: Aleks Novakovic
Title: Managing Partner

	By:	/s/ Joseph Freedman
Name: Joseph Freedman
Title: Senior Managing Partner

Dated: November 5, 2013	PARTNERS LIMITED

	By:	/s/ Loretta Corso
Name: Loretta Corso
Title: Secretary

Dated: November 5, 2013	Brookfield Asset Management Private Institutional Capital Adviser US, LLC

	By:	/s/ David Stalter
Name: David Stalter
Title: Director

Dated: November 5, 2013	BROOKFIELD HOLDINGS CANADA INC.

	By:	/s/ Aleks Novakovic
Name: Aleks Novakovic
Title: Vice President

	By:	/s/ Joseph Freedman
Name: Joseph Freedman
Title: Vice President

Dated: November 5, 2013	BROOKFIELD PROPERTY PARTNERS LIMITED

	By:	/s/ Jane Sheere
Name: Jane Sheere
Title: Secretary

Dated: November 5, 2013	Brookfield Property PARTNERS LP

By: Brookfield Property Partners Limited, its general partner

	By:	/s/ Jane Sheere
Name: Jane Sheere
Title: Secretary

Dated: November 5, 2013	Brookfield Property L.P.

By: Brookfield Property Partners LP, its general partner

By: Brookfield Property Partners Limited, its general partner

	By:	/s/ Jane Sheere
Name: Jane Sheere
Title: Secretary

Dated: November 5, 2013	BROOKFIELD BPY HOLDINGS (US) INC.

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: President & Chief Financial Officer

Dated: November 5, 2013	BPY Canada Subholdings 1 ULC

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: Director

Dated: November 5, 2013	BPY Canada Subholdings 3 ULC

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: Director

Dated: November 5, 2013	BPY Canada Subholdings 4 ULC

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: Director

Dated: November 5, 2013	BPY Canada Subholdings 2 ULC

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: Director

Dated: November 5, 2013	BROOKFIELD BPY RETAIL HOLDINGS I LLC

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: President & Chief Financial Officer

Dated: November 5, 2013	Brookfield BPY Retail Holdings II LLC

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: President & Chief Financial Officer

Dated: November 5, 2013	BPY Retail III LLC

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: President & Chief Financial Officer

Dated: November 5, 2013	Brookfield Retail Holdings VII LLC

By:
Name: Steven Douglas
Title: Director

Dated: November 5, 2013	NEW BROOKFIELD RETAIL HOLDINGS R 2 LLC

	By:	/s/ David Stalter
Name: David Stalter
Title: Senior Vice President

Dated: November 5, 2013	BROOKFIELD RETAIL HOLDINGS II SUB II LLC

By: Brookfield Asset Management Private Institutional Capital Adviser US, LLC

	By:	/s/ David Stalter
Name: David Stalter
Title: Director

	By:	/s/ Mark Srulowitz
Name: Mark Srulowitz
Title: Secretary

Dated: November 5, 2013	BROOKFIELD RETAIL HOLDINGS III SUB II LLC

By: Brookfield Asset Management Private Institutional Capital Adviser US, LLC

	By:	/s/ David Stalter
Name: David Stalter
Title: Director

	By:	/s/ Mark Srulowitz
Name: Mark Srulowitz
Title: Secretary

Dated: November 5, 2013	BROOKFIELD RETAIL HOLDINGS IV-A SUB II LLC

By: Brookfield Asset Management Private Institutional Capital Adviser US, LLC

	By:	/s/ David Stalter
Name: David Stalter
Title: Director

	By:	/s/ Mark Srulowitz
Name: Mark Srulowitz
Title: Secretary

Dated: November 5, 2013	BROOKFIELD RETAIL HOLDINGS IV-B SUB II LLC

By: Brookfield Asset Management Private Institutional Capital Adviser US, LLC

	By:	/s/ David Stalter
Name: David Stalter
Title: Director

	By:	/s/ Mark Srulowitz
Name: Mark Srulowitz
Title: Secretary

Dated: November 5, 2013	BROOKFIELD RETAIL HOLDINGS IV-C SUB II LLC

By: Brookfield Asset Management Private Institutional Capital Adviser US, LLC

	By:	/s/ David Stalter
Name: David Stalter
Title: Director

	By:	/s/ Mark Srulowitz
Name: Mark Srulowitz
Title: Secretary

Dated: November 5, 2013	BROOKFIELD RETAIL HOLDINGS IV-D SUB II LLC

By: Brookfield Asset Management Private Institutional Capital Adviser US, LLC

	By:	/s/ David Stalter
Name: David Stalter
Title: Director

	By:	/s/ Mark Srulowitz
Name: Mark Srulowitz
Title: Secretary

Dated: November 5, 2013	Brookfield US Holdings Inc.

	By:	/s/ Aleks Novakovic
Name: Aleks Novakovic
Title: Vice President

Dated: November 5, 2013	Brookfield US Corporation

	By:	/s/ Aleks Novakovic
Name: Aleks Novakovic
Title: Director

Dated: November 5, 2013	BROOKFIELD BPY RETAIL HOLDINGS SUB I LLC

	By:	/s/ Jane Sheere
Name: Jane Sheere
Title: Secretary